UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2016 (October 13, 2016)

MOODY NATIONAL REIT I, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55200 (Commission File Number)	26-1812865 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas  77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

Pursuant to the terms of the distribution reinvestment plan (the “DRIP”) of Moody National REIT I, Inc. (the “Company”), on October 13, 2016, the board of directors of the Company (the “Board”) voted to suspend the DRIP with respect to the Company’s common stock. Under the DRIP, the Board may suspend the DRIP for any reason without the approval of stockholders. The suspension of the DRIP will become effective beginning with distributions made in November 2016 and will remain in effect unless and until the DRIP resumes, as determined by the Board. No modifications or changes were made to the DRIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2016	MOODY NATIONAL REIT I, INC.
	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President